UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2004

QUANTA CAPITAL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32138

Bermuda	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 Victoria Street, Fourth Floor Hamilton HM11 Bermuda (Address of principal executive offices and zip code)
441-294-6350 (Registrant's telephone number, including area code)

Item 12.   Results of Operations and Financial Conditions.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On June 25, 2004, the Registrant issued a press release and on June 30, 2004, will participate in the Friedman Billing Ramsey European Investor Conference to be held at the Four Seasons Hotel in London and will make the attached presentation which will be simultaneously webcast on the website of Friedman Billings Ramsey, the organizer of the investor conference. Following June 30, 2004, members of the Registrant's senior management team may also make this presentation from time to time during investor meetings. A copy of the press release and a copy of the presentation is furnished with this Form 8-K as Exhibits 99.1 and 99.2.

Exhibit Index

Exhibit Number	Description
99.1	Press release dated June 25, 2004
99.2	Presentation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.
Date: June 29, 2004	/s/ Tobey J. Russ
Tobey J. Russ
Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press release dated June 25, 2004
99.2	Presentation